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Exhibit 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to 18 U.S.C. §1350, as adopted pursuant to
§906 of the Sarbanes-Oxley Act of 2002

        In connection with the filing with the Securities and Exchange Commission of the Annual Report of Cintas Corporation (the "Company") on Form 10-K for the year ended May 31, 2002 (the "Report"), I, William C. Gale, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  (1)
  This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ WILLIAM C. GALE William C. Gale Chief Financial Officer
August 26, 2002

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  Exhibit 99.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER